UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2012

PCM, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-25790 (Commission File Number)	95-4518700 (IRS Employer Identification No.)

1940 E. Mariposa Avenue

El Segundo, California  90245

(Address of principal executive offices)(zip code)

(310) 354-5600

(Registrant’s telephone number, including area code)

PC Mall, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

Effective December 31, 2012, PC Mall, Inc. changed its legal corporate name to PCM, Inc.  We effectuated the name change through a short-form merger where a subsidiary formed solely for the purpose of the name change was merged with and into us, with us as the surviving corporation in the merger.  The merger had the effect of amending our Certificate of Incorporation to reflect our new legal name.  A copy of the Certificate of Ownership and Merger effecting the name change, as filed with the Secretary of State of the State of Delaware, is attached hereto as Exhibit 3.1.  By its terms, the Certificate of Ownership and Merger became effective at 11:59 p.m. Eastern Standard Time on December 31, 2012.

The merger and resulting name change do not affect the rights of our stockholders, creditors, customers or suppliers.  Other than the name change, we did not make any changes to our Certificate of Incorporation.  In connection with the merger, effective December 31, 2012, we amended our Bylaws solely to reflect our new name and did not make any other changes to our Bylaws.  A copy of the Certificate of our Secretary regarding the name change with respect to our Bylaws is attached hereto as Exhibit 3.2.

Item 8.01                                           Other Events

Change of Ticker Symbol

In connection with our name change, we also changed the ticker symbol for our Common Stock, which previously traded under the ticker symbol MALL.  Effective January 2, 2013, our Common Stock will commence trading under the ticker symbol PCMI.  The CUSIP number for our Common Stock did not change.

A copy of the press release announcing the change is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits.

3.1 Certificate of Ownership and Merger Merging PCM, Inc. With and Into PC Mall, Inc. effective December 31, 2012.

3.2 Certificate of Secretary certifying as to amendment of Bylaws to change name to PCM, Inc. effective December 31, 2012.

99.1 Press release dated January 2, 2013 announcing the change in name and ticker symbol.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PCM, INC.

By:	/s/ Brandon H. Laverne
Name:	Brandon H. LaVerne
Title:	Chief Financial Officer

Dated:  January 2, 2013

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Ownership and Merger Merging PCM, Inc. With and Into PC Mall, Inc. effective December 31, 2012.
3.2	Certificate of Secretary certifying as to amendment of Bylaws to change name to PCM, Inc. effective December 31, 2012.
99.1	Press release dated January 2, 2013 announcing the change in name and ticker symbol.